SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 10 – SUBSEQUENT EVENTS

In July 2018, the Company acquired 100% of the outstanding shares of Detact Security Solution A.B, a Swedish company. Consideration of the acquisition was Swedish Krone 9.5 million ($1,063 as of the purchase date). The acquisition was done in order to expand the services the Company provides in the Nordic countries.

In October 2018, the Company extended its line of credit agreement with the commercial lender in the United States of America up to $10,000. The agreement will expire in October 2021.

In October 2018, the Company extended its agreement regarding the convertible notes with the related party. According to the extension, payment will be due on June 30, 2020. The term of the arrangement can be automatically extended for four additional six-month periods at the option of the holder.

Procheck International B.V. (“PI”), a wholly owned subsidiary of the ICTS International N.V. group, was advised that its contract with Schiphol Nederland B.V. (“Schiphol”) will not be renewed and will end on December 31, 2018. PI’s revenue for the full year 2017 was 16.4 million Euro ($18.5 million as of December 17, 2018) and the estimated revenue for the year 2018 is 19.6 million Euro ($22.1 million as of December 17, 2018). The Company was advised that PI services are not required following a change in the governmental security concept in the Netherlands. Upon expiration of the agreement PI will be closed and the employment of its 170 employeers will be terminated. The closing costs are estimated to be 8.0 million Euro ($9.0 million as of December 17, 2018). Management is seeking to provide alternative services to Schiphol and other airlines to replace the PI business. So far, the Company, through one of its subsidiaries is negotiating two contracts with Schiphol and an American carrier. No assurance can be given that Management will be successful in replacing the PI business.